UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2002

Exact name of registrant as specified in its
charter and principal office
Commission	address and telephone	State of	I.R.S. Employer
File Number	number	Incorporation	I.D. Number

1-16163	WGL Holdings, Inc.	Virginia	52-2210912
1100 H Street, N.W.
Washington, D.C. 20080
(703) 750-2000

Former name or former address, if changed since last report: None

ITEM 5.   OTHER EVENTS

On July 31, 2002, James H. DeGraffenreidt, Jr., the Chairman and Chief Executive Officer, and Frederic M. Kline, the Vice President and Chief Financial Officer of WGL Holdings, Inc. filed statements required by an order issued by the Securities and Exchange Commission (SEC) on June 27, 2002 in SEC File No. 4-460 pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

The statements are attached as Exhibits 99.1 and 99.2 to this Form 8-K.

ITEM 7.  EXHIBITS

99.1	Statement under oath of principal executive officer James H. DeGraffenreidt, Jr. regarding facts and circumstances relating to Exchange Act filings, dated July 31, 2002.

99.2	Statement under oath of principal financial officer Frederic M. Kline regarding facts and circumstances relating to Exchange Act filings, dated July 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc. (Registrant)

Date August 1, 2002	/s/ Mark P. O’Flynn
Mark P. O’Flynn
Controller (Principal Accounting Officer)